UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2013

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On March 15, 2013, Eagle Spinco Inc. (“Splitco”), a wholly-owned subsidiary of Axiall Corporation (the “Company”), and certain guarantors entered into an amendment (the “Amendment”) to the credit agreement (the “Splitco Term Loan Agreement”) governing Splitco’s senior secured term loan facility (the “Splitco Term Loan Facility”).

The Amendment syndicates the Splitco Term Loan Facility and modifies the interest rate payable on borrowings under the Splitco Term Loan Facility.  As amended, at the election of Splitco, the Splitco Term Loan Facility bears interest at a rate equal to: (1) the Base Rate (as defined in the Splitco Term Loan Agreement) plus 1.75% per annum; or (2) the reserve adjusted Eurodollar Rate (as defined in the Splitco Term Loan Agreement) plus 2.75% per annum.

Except as set forth in the preceding paragraph, the original terms and conditions of the Splitco Term Loan Agreement and the Splitco Term Loan Facility have not been materially amended by the Amendment.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, and the Splitco Term Loan Agreement, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated January 30, 2013 and is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On March 19, 2013, management intends to present an overview of the Company’s business at an investor conference.  Copies of the slides to be presented at this conference are furnished as Exhibit 99.1 hereto and incorporated herein by reference. These materials may also be used by the Company at one or more subsequent conferences with analysts and investors after that date.

The information contained in this Item 7.01 and the slides furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01                                           Other Events.

The 2013 Annual Meeting of Stockholders of the Company will be held on May 21, 2013 in Atlanta, Georgia.  The record date for the determination of stockholders entitled to notice of and to vote at the 2013 Annual Meeting of Stockholders will be the close of business on March 29, 2013.  However, because March 29, 2013 is a holiday on which the New York Stock Exchange is closed for trading, effectively, the stockholders of record as of the close of business on March 28, 2013 will be stockholders of record for purposes of the 2013 Annual Meeting of Stockholders.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Exhibits.

Number	Exhibit

10.1

Amendment No. 1, dated as of March 15, 2013, to the Credit Agreement, dated as of January 28, 2013, among Eagle Spinco Inc., the lenders party there to, Barclays Bank PLC, as Administrative Agent, and the other parties thereto

99.1	Investor presentation slides, dated March 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION
(formerly known as Georgia Gulf Corporation)

	By:	/s/ Timothy Mann, Jr.
	Name:	Timothy Mann, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

Date: March 19, 2013

EXHIBIT INDEX

Number	Exhibit

10.1

Amendment No. 1, dated as of March 15, 2013, to the Credit Agreement, dated as of January 28, 2013, among Eagle Spinco Inc., the lenders party there to, Barclays Bank PLC, as Administrative Agent, and the other parties thereto

99.1	Investor presentation slides, dated March 19, 2013